SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 － SUBSEQUENT EVENTS

In accordance with ASC Topic 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2025, up to the date that the audited consolidated financial statements were available to be issued.

On November 20, 2025, the Company entered into an Equity Purchase with Hudson Global Ventures, LLC (the “Investor”) pursuant to which the Company will have the right, but not the obligation to sell to the Investor, and the Investor will have the obligation to purchase from the Company up to US$18,000,000 worth of the Company’s ordinary shares (the “Put Shares”) at the Company’s sole discretion over the next 24 months, subject to certain conditions precedent and other limitations. Concurrently with the execution of the Equity Purchase Agreement, the Company agreed to issue 750,360 ordinary shares to the Investor as part of the consideration.

On December 18, 2025, at an Extraordinary General Meeting, the Company approved to adopt a dual-class share structure consisting of Class A ordinary shares (one vote per share) and Class B ordinary shares (25 votes per share). Consequently, all then-issued ordinary shares were redesignated into Class A or Class B shares, resulting in a concentration of voting power in the Company’s controlling shareholder.